UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: March 1, 2013

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-54020	27-2767540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13771 Danielson Street, Suite L
Poway, California 92064

(Address of Principal Executive Offices)

____________________

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Form 8-K on Form 8-K/A (this “Amendment”) amends and restates in its entirety Item 5.07 of the Current Report on Form 8-K of the registrant filed with the Securities and Exchange Commission on February 25, 2013 (the “Original Filing”). This Amendment is being filed to correct a typo regarding the annual meeting of stockholders at which the registrant will next seek a stockholder advisory vote on the registrant’s executive compensation. The Original Filing stated that the registrant will next seek a stockholder advisory vote on the registrant’s executive compensation at its 2015 annual meeting of stockholders; the correct date is its 2016 annual meeting of stockholders.

This Amendment contains only this Explanatory Note, Item 5.07 as amended and restated, and the Signature Page. This Amendment should be read together with the Original Filing. This Amendment speaks as of the filing date of the Original Filing, does not reflect events that may have occurred subsequent to such filing date, and does not modify or update in any way disclosures made in the Original Filing except with respect to Item 5.07.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 21, 2013, Parametric Sound Corporation (the “Company”) held its annual meeting of stockholders. The proposals submitted to a vote of the Company’s stockholders at that annual meeting are more fully described in the Company’s proxy statement filed with the Securities and Exchange Commission on January 10, 2013 and delivered to the Company’s stockholders entitled to notice of and to vote at that annual meeting.

1.	The following members were elected to the Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and have qualified:

Name	For	Against or Withheld	Broker Non-Votes
Kenneth F. Potashner	3,581,873	15,508	2,028,720
Elwood G. Norris	3,569,811	27,570	2,028,720
Robert M. Kaplan, Ph.D.	3,582,992	14,389	2,028,720
Seth Putterman, Ph.D.	3,580,636	16,745	2,028,720
Andrew Wolfe, Ph.D.	3,586,531	10,850	2,028,720
James Honore	3,586,431	10,950	2,028,720

2.	The stockholders approved an amendment to the 2012 Stock Option Plan of the Company to authorize the issuance of an additional 500,000 shares of common stock under the plan. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
3,250,497	317,147	29,737	2,028,720

3.	The stockholders ratified the selection of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
5,598,878	11,849	15,374	0

4.	The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The results of the voting were as follows:

For	Against	Abstain	Broker Non-Votes
3,299,955	46,934	250,492	2,028,720

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5.	The frequency of future stockholder advisory votes on the Company’s executive compensation that received the greatest number of votes at the annual meeting was three years. The results of the voting were as follows:

One Year	Two Years	Three Years	Abstain
1,534,338	37,921	1,937,849	87,273

After considering the voting results set forth above, the Board of Directors determined at its February 21, 2013 meeting that the Company will hold a stockholder advisory vote on the Company’s executive compensation once every three years. The Company will again seek its stockholder’s recommendation as to the frequency of such votes at its 2016 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 1, 2013
Parametric Sound Corporation

By: /s/ James A. Barnes
James A. Barnes
Chief Financial Officer, Treasurer and Secretary

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